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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS

               As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 16, 1996 included in MindSpring Enterprises, Inc.'s Registration Statement on Form S-1 (final prospectus dated October 10, 1996) into this Registration Statement.



                                  /s/  ARTHUR ANDERSEN LLP

Atlanta, Georgia
December 9, 1996